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                                                           EXHIBIT 23.1


                     CONSENT OF INDEPENDENT AUDITORS


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2000, relating to the financial statements which appear in the Network Access Solutions Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ PricewaterhouseCoopers LLP


McLean, Virginia
January 17, 2001